Lease Obligations - Future Minimum Lease Payments (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Leases [Abstract]
2015	$ 21,383
2016	18,200
2017	20,477
2018	20,214
2019	18,048
Later years	304,759
Total minimum lease payments	403,081	[1]
Less: Amount representing interest	(255,493)	[2]
Present value of net minimum lease payments	$ 147,588

[1]	There were no amounts representing contingent rentals or executory costs (such as taxes, maintenance and insurance) included in the total minimum lease payments.
[2]	Amount necessary to reduce net minimum lease payments to the present value of the obligation at December 31, 2014 as the present value calculated at the Partnership’s incremental borrowing rate exceeded the fair value of the property at inception of the lease.